UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported)  February 16, 2012

GNC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35113	20-8536244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (412) 288-4600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On February 16, 2012, GNC Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2011.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933 (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 8.01               Other Events.

On February 16, 2012, the Company issued a press release announcing that its board of directors has authorized and declared a cash dividend for the first quarter of 2012 of $0.11 per share of its common stock. The text of the press release is included as Exhibit 99.1 to this Form 8-K.  The dividend will be paid on or about March 30, 2012 to stockholders of record as of the close of business on March 15, 2012.

On February 16, 2012, the Company issued a press release announcing the approval of a share repurchase program.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.  Under the share repurchase program, the Company may purchase up to 1.0 million shares of its outstanding Class A common stock from time to time, through open market purchases (including purchases pursuant to plans adopted in accordance with Rule 10b5-1 of the Exchange Act) or block trades in accordance with Rule 10b-18 of the Exchange Act, or in privately negotiated transactions.  The Company has no obligation to repurchase shares under the share repurchase program.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits.

(d)                           Exhibits:

Exhibit Number	Description

99.1	Press Release, dated February 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2012

GNC HOLDINGS, INC.

	By:	/s/ Gerald J. Stubenhofer, Jr.
Gerald J. Stubenhofer, Jr.
Senior Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated February 16, 2012